PROSHARES TRUST

ProShares  Short 7-10 Year Treasury  (TBX)

ProShares  Short 20+ Year Treasury  (TBF)

ProShares  Ultra 7-10 Year Treasury  (UST)

ProShares  Ultra 20+ Year Treasury  (UBT)

ProShares  UltraPro Short 20+ Year Treasury  (TTT)

ProShares  UltraShort 7-10 Year Treasury  (PST)

ProShares  UltraShort 20+ Year Treasury  (TBT)

(each a “Fund” and, collectively, the “Funds”)

Supplement dated March 15, 2021

to the Funds’ Statutory Prospectus dated October 1, 2020,

and Statement of Additional Information (“SAI”) dated January 19, 2021,

each as supplemented or amended

Upon the recommendation of ProShare Advisors LLC, the Board of Trustees of ProShares Trust has approved a revision to the net asset value (“NAV”) calculation time for the Funds. Effective on or about March 23, 2021, the NAV calculation time for the Funds will change from 3:00 p.m. Eastern Time (“ET”) to 4:00 p.m. ET. Accordingly, effective on or about March 23, 2021, the following updates are made to the Funds’ statutory prospectus and SAI:

The third sentence of the first paragraph under the “Determination of NAV” section on page 712 of the statutory prospectus is deleted in its entirety and replaced with the following:

The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which it is listed (i.e., NYSE Arca or The Nasdaq Stock Market) (typically calculated as of 4:00 p.m. Eastern Time).

The first sentence of the second paragraph under the “Determination of NAV” section on page 712 of the statutory prospectus is deleted in its entirety.

The chart under the “Determination of Net Asset Value” section on page 97 of the SAI is deleted in its entirety and replaced with the following:

Fund(s)	Typical NAV Calculation Time Eastern Time
MSCI EAFE Dividend Growers ETF and MSCI Europe Dividend Growers ETF

11:30 a.m. on days when BZX Equities is open for trading (This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual valuation time is 4:30 p.m. London Time.)

K-1 Free Crude Oil Strategy ETF	2:30 p.m. on each Business Day
High Yield—Interest Rate Hedged, Inflation Expectations ETF, Investment Grade—Interest Rate Hedged, Managed Futures Strategy ETF, and S&P 500® Bond ETF	3:00 p.m. on each Business Day
All other Funds	Close of the regular trading session of the Exchange upon which it is listed (typically 4:00 p.m.) on each Business Day

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.